Exhibit 10.1

Execution Version

November 16, 2012

JPMorgan Chase Bank, N.A.

2200 Ross Avenue, Third Floor

Dallas, Texas 75201

Attention: Kimberly A. Bourgeois

Re:	Fourteenth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), JPMorgan Chase Bank, N.A. and the institutions named therein (“Lenders”) and JPMorgan Chase Bank, N.A., as Agent (“Agent”)

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”), as amended by amendments dated February 19, 2008, May 6, 2008, August 26, 2008, April 8, 2009, July 8, 2009, October 30, 2009, February 1, 2010, May 3, 2010, October 21, 2010, May 4, 2011, October 7, 2011, December 20, 2011, September 7, 2012 and as of the date hereof (as amended, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to this Fourteenth Amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, to amend the Loan Agreement according to the terms and provisions set forth below.

1. Section 1 of the Loan Agreement, “Definitions,” is hereby amended by deleting the definition “Guarantors” and substituting the following therefor:

Guarantors means Approach Oil & Gas Inc., a Delaware corporation (the “Corporate Guarantor”), Approach Resources I, LP, a Texas limited partnership, Approach Services, LLC, a Delaware limited liability company, and Approach Midstream Holdings LLC, a Delaware limited liability company (together with Approach Services, LLC, the “Company Guarantors”)

2. Amendment to Section 2(g)(ii) of the Loan Agreement. Section 2(g)(ii) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“(ii) beginning October 1, 2013, by twenty-five percent (25%) of the principal amount of each issuance of senior unsecured indebtedness issued on or after October 1, 2013 permitted under Section 13(d)(viii).”

3. Amendment to Section 6(a) of the Loan Agreement. Section 6(a) of the Loan Agreement is hereby amended by adding the following:

A. The parenthetical “(i)” is inserted in the first sentence of Section 6(a) following the parenthetical “(and only Lien, except for Permitted Liens)” in such sentence, and the following provision is inserted in such sentence after the phrase “fixtures and other properties”:

“and (ii) Borrower shall grant to Agent in its capacity as such Agent under this Agreement for the ratable benefit of Lenders hereunder, a first priority security interest in and Lien (and only Lien, except for Permitted Liens) in Borrower’s equity interests in the Guarantors,”

B. The following sentences are added at the end of Section 6(a):

“Notwithstanding any provision in any of the Collateral Documents that cover Oil and Gas Properties and other interests in real property to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Properties” in such Collateral Documents and no such Building or Manufactured (Mobile) Home shall be encumbered by any of such Collateral Document. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.”

4. Amendment to Section 10 of the Loan Agreement. Section 10 of the Loan Agreement is hereby amended by including the following sub-section (y) thereto:

“(y) Approach Midstream Holdings LLC. The only asset of Approach Midstream Holdings LLC is its fifty percent (50%) membership interest in Wildcat Permian Services LLC, a Texas limited liability company.”

5. Amendment to Section 13(d)(viii) of the Loan Agreement. Section 13(d)(viii) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“(viii) the issuance of one or more issues of senior unsecured indebtedness, provided however, that the aggregate principal amount of all of such issues of such senior unsecured indebtedness shall not exceed $400,000,000, and provided further that beginning on October 1, 2013, each such issuance issued on or after October 1, 2013 shall result in a reduction in the Borrowing Base then in effect equal to twenty-five percent (25%) of the principal amount of such issuance.”

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6. Amendment to Section 13(i) of the Loan Agreement. Section 13(i) of the Loan Agreement is hereby amended to include the following sub-clause (iv):

“(iv) its investments in the Guarantors and any additional subsidiaries of Borrower that become a Guarantor hereunder.”

7. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) The Amendment. Borrower, each Guarantor and the Required Lenders shall have duly and validly executed and delivered this Amendment to Agent.

(b) Guaranty. Company Guarantors shall have executed an unconditional guaranty agreement of obligations of Borrower under this Agreement and the Notes in form and substance satisfactory to Agent.

(c) Pledge and Security Agreement. Borrower shall have executed and delivered to Agent for the ratable benefit of Lenders a Pledge and Security Agreement granting a first priority security interest and lien (subject to Permitted Liens) in all of Borrower’s equity interests in the Guarantors as security for the performance by Borrower of its obligations hereunder and the payment of the Notes.

(d) Certificates of Formation and Company Agreements. Company Guarantors shall have delivered to Agent a true and correct copy of each of their certificates of formation and limited liability company agreements, and being certified by Borrower as the sole Member of each Company Guarantor as being a true and correct copy thereof.

(e) Resolutions. Borrower shall have caused to be delivered to Agent resolutions of Borrower as the sole Member of Company Guarantors approving each Company Guarantor’s execution, delivery and performance of the Loan Documents to which it is a party, duly adopted by Borrower as the sole Member of Company Guarantors, certified by Borrower as the sole Member of Company Guarantors, as being a true and correct copy of such resolutions and that such resolutions have not been amended or rescinded and remain in full force and effect.

(f) Incumbency Certificate. Agent shall have received a signed certificate of Borrower as the sole Member of Company Guarantors certifying the name, office and signature of the officers of Borrower as the sole Member of Company Guarantors authorized to sign the Loan Documents to which each Company Guarantor is a party.

(g) Other Certificates. Agent shall have received certificates of existence and of good standing for each Company Guarantor issued by the Secretary of State of Delaware and a certificate for each Company Guarantor showing that it is registered as a foreign limited liability company in the State of Texas issued by the Secretary of the State of Texas.

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(h) Representations and Warranties. The representations and warranties contained in the Loan Agreement and in the other Loan Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof.

(i) No Default. No Default or Event of Default shall have occurred and be continuing.

(j) Corporate/Partnership/Company Proceedings. All corporate, limited liability company and/or partnership proceedings, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, and its legal counsel.

8. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

9. Representations and Warranties. By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all material respects, with the same force and effect as though made on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date).

10. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.

11. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

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12. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto. Delivery of an executed counterpart of a signature page of this agreement by facsimile or portable document format (“.pdf”) shall be effective as delivery of a manually executed counterpart of this agreement.

13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

14. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.

Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

[Signature Pages to Follow]

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Very truly yours,

BORROWER:

APPROACH RESOURCES INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

GUARANTORS:

APPROACH OIL & GAS INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	Approach Operating, LLC, a Delaware limited liability company, its general partner

By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

[Signature Page]

APPROACH SERVICES, LLC, a Delaware limited liability company

By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

[Signature Page]

ACCEPTED AND AGREED TO effective as of the date and year first above written:

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David M. Morris
David M. Morris, Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ David M. Morris
David M. Morris, Authorized Officer

[Signature Page]

KEYBANK NATIONAL ASSOCIATION, Lender and Documentation Agent

By:	/s/ Paul J. Pace
Name:	Paul J. Pace
Title:	Senior Vice President

[Signature Page]

FROST BANK, formerly The Frost National Bank

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Vice President

[Signature Page]

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Page]

WELLS FARGO BANK, N.A.

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

[Signature Page]